Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2

TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of November 9, 2015 (this “Amendment”), to the Second Amended and Restated Loan and Security Agreement dated as of December 31, 2013 (as amended prior to the date hereof, the “Loan Agreement”), between and among, on the one hand, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a California limited liability company, as successor in interest to Wells Fargo Capital Finance, Inc. (“WFCF”), as the arranger and administrative agent for the Lenders (in such capacity, the “Agent”), and, on the other hand, LSB INDUSTRIES, INC., a Delaware corporation (“Parent”), each of the Subsidiaries of Parent identified on the signature pages thereto as Borrowers (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”).

WHEREAS, the Borrowers, the Lenders, and the Agent desire to enter into this Amendment so as to amend the Loan Agreement as set forth herein subject to the terms and conditions hereof;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

2. New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

““Amendment No. 2” means that certain Amendment No. 2 to the Second Amended and Restated Loan and Security Agreement, dated as of November 9, 2015 among the Loan Parties, the Lenders and the Agent.”

““Amendment No. 2 Effective Date” means the date that all of the conditions to effectiveness set forth in Amendment No. 2 shall be satisfied (or waived by the Agent in its sole discretion).”

3. Continuing Directors. The definition of “Continuing Directors” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

““Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Original Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Original Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors.”

4. Eligible Accounts. Clause (p) of the definition of “Eligible Accounts” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“(p) [Intentionally omitted].”

5. Indebtedness. The definition of “ Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“Indebtedness” means (a) all obligations of a Loan Party for borrowed money, (b) all obligations of a Loan Party evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of a Loan Party in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all Capitalized Lease Obligations, (d) all obligations or liabilities of others secured by a Lien on any asset of a Loan Party, irrespective of whether such obligation or liability is assumed, (e) all obligations of a Loan Party for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of a Loan Parties’ business and repayable in accordance with customary trade practices), and (f) any obligation of a Loan Party guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to a Loan Party) any obligation of the type described in clauses (a) through (e) above of any other Person.”

6. Permitted Liens. Clause (m) of the definition of “Permitted Liens” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“(m) Liens securing Indebtedness permitted under Section 7.1(l);”

7. Permitted Purchase Money Indebtedness. The definition of “Permitted Purchase Money Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

““Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness outstanding as of such date of determination not to exceed the greater of (x) $35,000,000 and (y) 5.5% of the total consolidated assets of the Loan Parties and their Subsidiaries as reflected on their balance sheet in accordance with GAAP.”

8. Purchase Money Indebtedness. The definition of “Purchase Money Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

““Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 180 days after, the acquisition of any assets for the purpose of financing all or any part of the acquisition cost thereof.”

9. Collateral Reporting. Section 6.2 of the Loan Agreement is hereby amended by deleting the phrase “If Excess Availability falls below $30,000,000, Daily; otherwise such documents are not required” in the first row of the table in such section and substituting therefor the following:

“If Excess Availability falls below $30,000,000, Weekly; otherwise such documents are not required;”

10. Financing of Insurance Premiums. Section 7.1(l) of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“(l) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business, not in excess of the amount of such premiums;”

11. Disposal of Specified Orica Accounts. Section 7.4(c) of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“(c) [intentionally omitted];”

12. Prepayments of Permitted Purchase Money Indebtedness. Section 7.8(a) of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“(a) Except in connection with (i) the Obligations in accordance with this Agreement, (ii) the LSB Notes and any Permitted Purchase Money Indebtedness (which may be prepaid, redeemed or repurchased by any Loan Party without restriction) and (iii) a refinancing permitted by Section 7.1(d), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party;”

13. Schedule A-1. Schedule A-1 to the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule A-1 attached hereto and Schedule A-1 attached hereto shall be deemed to be attached as Schedule A-1 to the Loan Agreement.

14. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date (as updated prior to the date hereof in accordance with the Loan Agreement) shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i) counterparts of this Amendment duly executed by the Loan Parties, the Agent and the Lenders.

15. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement (as updated prior to the date hereof in accordance with the Loan Agreement), and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform its respective obligations under the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

(c) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by each Loan Party of the Loan Agreement and the other Loan Documents to which it is a party, each as amended hereby, (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) do not and will not contravene such Loan Parties’ charter, operating agreement or by-laws, any applicable law or any material contractual restriction binding on it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

16. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be a Default under the Loan Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Loan Parties fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(g) General Release. Each Loan Party hereby acknowledges and agrees that no Loan Party has, as of the date of this Amendment, any defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Agent, any member of the Lender Group or any other Lender-Related Persons. Each Loan Party hereby voluntarily and knowingly releases and forever discharges the Agent, each member of the Lender Group, the other Lender-Related

Persons and each of their respective predecessors, agents, employees, attorneys, successors and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, or at law or in equity, in any case originating in whole or in part on or before the date this Amendment is executed that any Loan Party may now or hereafter have against the Released Parties, if any, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and that arise from any Loans, the exercise of any rights and remedies under the Loan Agreement or other Loan Documents, and/or negotiation for and execution of this Amendment, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable.

(h) WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrowers:

LSB INDUSTRIES, INC.,
an Delaware corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Interim CEO

CONSOLIDATED INDUSTRIES L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEROKEE NITROGEN L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CLIMATE MASTER, INC., a Delaware corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

CLIMATECRAFT, INC.,
an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

CLIMACOOL, CORP., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

THERMACLIME TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

KOAX CORP., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

LSB CHEMICAL L.L.C.,
an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

EL DORADO CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEMEX I CORP., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

TRISON CONSTRUCTION, INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

CLIMATECRAFT TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

SUMMIT MACHINE TOOL MANUFACTURING L.L.C.,
an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

LSB-EUROPA LIMITED, an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

CHEROKEE NITROGEN HOLDINGS, INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

PRYOR CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

CHEMICAL PROPERTIES L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

CHEMICAL TRANSPORT L.L.C.,
an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

THE CLIMATE CONTROL GROUP, INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

CEPOLK HOLDINGS INC., an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

EL DORADO NITRIC L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

LSB CAPITAL L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

EL DORADO AMMONIA L.L.C.,
an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

EDC AG PRODUCTS COMPANY L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

EL DORADO ACID II, L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

EL DORADO ACID, L.L.C., an Oklahoma limited liability company

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

EL DORADO NITROGEN, L.P. a Texas limited partnership

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

XPEDIAIR, INC.
an Oklahoma corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

Agent and Lenders:

WELLS FARGO CAPITAL FINANCE, LLC, as Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

Amendment No. 2 to

Second Amended and Restated

Loan and Security Agreement

Second Amended and Restated

Schedule A-1

EXCLUDED ACCOUNTS

Account #	Account Name	Account Location
5S4-01030-1-9-EMT	LSB Capital L.L.C.	Merrill Lynch, Pierce, Fenner & Smith Incorporated PO Box 2010 Lakewood, NJ 08701

5S4-04K92-1-8-EMT	LSB Capital L.L.C.	Merrill Lynch, Pierce, Fenner & Smith Incorporated PO Box 2010 Lakewood, NJ 08701

422310	LSB Capital L.L.C.	Bank of America, NA Mail Code NC1-004-03-06 200 N College St Charlotte, NC 28255

1B23567	LSB Capital L.L.C.	Wells Fargo Securities, LLC 608 Second Avenue South, 10th Floor Minneapolis, MN 55479

250679250	LSB Industries, Inc.	JPMorgan Chase Bank, N.A. PO Box 25848 Oklahoma City, OK 73125

5S405C17-1-6-EMT	LSB Industries, Inc.	Merrill Lynch, Pierce, Fenner & Smith Incorporated PO Box 2010 Lakewood, NJ 08701

422978	LSB Industries, Inc.	Bank of America, NA Mail Code NC1-004-03-06 200 N College St Charlotte, NC 28255

Schedule A-1